Offerings - Offering: 1	Aug. 22, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.750% Notes due 2034
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 498,895,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 73,636.90
Offering Note	Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended. A filing fee of $73,636.90 is being paid in connection with this offering.